UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2007

    SPACEDEV, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-289477	84-1374613
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

13855 Stowe Drive, Poway, California  92064
(Address of Principal Executive Offices)

(858) 375-2000
(Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement
Item 3.02   Unregistered Sales of Equity Securities.

On December 19, 2007, we entered into a Stock Purchase Agreement for the sale of an aggregate of 877,563 shares of our common stock, US $0.0001 par value (hereinafter “Common Stock”), to two of our current stockholders, OHB Technology AG (“OHB”), a leading German space technology company, and MT Aerospace AG (“MT”), a subsidiary of OHB Technology AG and an established supplier in the aeronautic, aerospace and defense sectors, in a private transaction for a cash purchase price of US $0.75 per share.  Pursuant to our Stockholder Agreement with OHB and MT dated September 18, 2007, we provided OHB and MT a preemptive right to maintain their percentage of ownership in our Company (see our Form 8-K dated September 19, 2007).  When we sold additional Common Stock to Loeb Partners Corporation on December 4, 2007 (see our Form 8-K dated December 10, 2007), OHB and MT had the right to purchase their pro rata share of the equity securities issued to Loeb.  Both OHB and MT decided to exercise their preemptive rights and upon closing, which occurred on December 19, 2007, we issued 219,391 shares to OHB and 658,172 shares to MT, and received gross proceeds from the sale of approximately US $658,000.  We completed the sale at the same purchase price per share as our recently announced sale of our Common Stock to Loeb Partners Corporation.

The issuance and sale of Common Stock was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation D promulgated under the Securities Act.
As part of the sale, we amended the Stockholder Agreement dated September 14, 2007, with OHB and MT, to cover the new shares and to conform the registration rights and restrictions on transfer sections to the provisions contained in the Stockholder Agreement between us and Loeb Partners Corporation.  All of the other terms of our Stockholder Agreement with OHB and MT remained substantially unchanged.

The foregoing description of the Stock Purchase Agreement and the Amendment to the Stockholder Agreement is not intended to be complete and is qualified in its entirety by the complete text of those agreements attached as exhibits to this Report.

Section 9.01                                Financial Statement and Exhibits.

 (d)           Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit                                Description

99.1	Stock Purchase Agreement, dated as of December 12, 2007 (but entered into on December 19, 2007), by and among SpaceDev, Inc. and MT Aerospace AG and OHB Technology AG.

99.2	Amendment to the Stockholder Agreement, dated as of December 12, 2007 (but entered into December 19, 2007), by and among SpaceDev, Inc. and MT Aerospace AG and OHB Technology AG.

__________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SpaceDev, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpaceDev, Inc.
(Registrant)

Date	December 21, 2007	By	/s/ Richard B. Slansky
Richard B. Slansky
President and Chief Financial Officer

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